Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor
($ in millions)	December 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$130	$905
Restricted cash	62	9
Accounts receivable, net	1,438	1,115
Short-term derivative assets	34	5
Assets held for sale	819	—
Other current assets	215	69
Total current assets	2,698	2,103
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,096	7,682
Unproved properties	2,022	1,530
Other property and equipment	500	495
Total property and equipment	13,618	9,707
Less: accumulated depreciation, depletion and amortization	(2,431)	(908)
Property and equipment held for sale, net	—	3
Total property and equipment, net	11,187	8,802
Long-term derivative assets	47	—
Deferred income tax assets	1,351	—
Other long-term assets	185	104
Total assets	$15,468	$11,009

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$603	$308
Accrued interest	42	38
Short-term derivative liabilities	432	899
Other current liabilities	1,627	1,202
Total current liabilities	2,704	2,447
Long-term debt, net	3,093	2,278
Long-term derivative liabilities	174	249
Asset retirement obligations, net of current portion	323	349
Other long-term liabilities	50	15
Total liabilities	6,344	5,338
Contingencies and commitments
Stockholders' equity:
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 134,715,094 and 117,917,349 shares issued	1	1
Successor additional paid-in capital	5,724	4,845
Retained earnings	3,399	825
Total stockholders' equity	9,124	5,671
Total liabilities and stockholders' equity	$15,468	$11,009

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$2,201	$1,786
Marketing	935	820
Natural gas and oil derivatives	988	477
Gains on sales of assets	2	3
Total revenues and other	4,126	3,086
Operating expenses:
Production	126	103
Gathering, processing and transportation	257	239
Severance and ad valorem taxes	55	52
Exploration	9	3
Marketing	936	817
General and administrative	40	28
Separation and other termination costs	5	—
Depreciation, depletion and amortization	453	340
Other operating expense, net	17	83
Total operating expenses	1,898	1,665
Income from operations	2,228	1,421
Other income (expense):
Interest expense	(40)	(26)
Losses on purchases, exchanges or extinguishments of debt	(5)	—
Other income	7	—
Total other expense	(38)	(26)
Income before income taxes	2,190	1,395
Income tax benefit	(1,390)	(39)
Net income	3,580	1,434
Deemed dividend on warrants	(67)	—
Net income available to common stockholders	$3,513	$1,434
Earnings per common share:
Basic	$26.16	$12.90
Diluted	$24.00	$11.13
Weighted average common shares outstanding (in thousands):
Basic	134,275	111,160
Diluted	146,346	128,846

	Successor		Predecessor
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$9,892	$4,401	$398
Marketing	4,231	2,263	239
Natural gas and oil derivatives	(2,680)	(1,127)	(382)
Gains on sales of assets	300	12	5
Total revenues and other	11,743	5,549	260
Operating expenses:
Production	475	297	32
Gathering, processing and transportation	1,059	780	102
Severance and ad valorem taxes	242	158	18
Exploration	23	7	2
Marketing	4,215	2,257	237
General and administrative	142	97	21
Separation and other termination costs	5	11	22
Depreciation, depletion and amortization	1,753	919	72
Impairments	—	1	—
Other operating expense (income), net	49	84	(12)
Total operating expenses	7,963	4,611	494
Income (loss) from operations	3,780	938	(234)
Other income (expense):
Interest expense	(160)	(73)	(11)
Losses on purchases, exchanges or extinguishments of debt	(5)	—	—
Other income	36	31	2
Reorganization items, net	—	—	5,569
Total other income (expense)	(129)	(42)	5,560
Income before income taxes	3,651	896	5,326
Income tax benefit	(1,285)	(49)	(57)
Net income	4,936	945	5,383
Deemed dividend on warrants	(67)	—	—
Net income available to common stockholders	$4,869	$945	$5,383
Earnings per common share:
Basic	$38.71	$9.29	$550.35
Diluted	$33.36	$8.12	$534.51
Weighted average common shares outstanding (in thousands):
Basic	125,785	101,754	9,781
Diluted	145,961	116,341	10,071

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
($ in millions)
Cash flows from operating activities:
Net income	$3,580	$1,434
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation, depletion and amortization	453	340
Deferred income tax benefit	(1,351)	(49)
Derivative gains, net	(988)	(477)
Cash payments on derivative settlements, net	(716)	(705)
Share-based compensation	6	4
Gains on sales of assets	(2)	(3)
Exploration	4	1
Losses on purchases, exchanges or extinguishments of debt	5	—
Other	12	36
Changes in assets and liabilities	47	(18)
Net cash provided by operating activities	1,050	563
Cash flows from investing activities:
Capital expenditures	(524)	(265)
Business combination, net	—	(194)
Contributions to investments	(18)	—
Proceeds and adjustments from divestitures of property and equipment	(2)	4
Net cash used in investing activities	(544)	(455)
Cash flows from financing activities:
Proceeds from New Credit Facility	1,600	—
Payments on New Credit Facility	(550)	—
Proceeds from Exit Credit Facility	2,328	—
Payments on Exit Credit Facility	(2,999)	—
Proceeds from warrant exercise	24	—
Debt issuance and other financing costs	(17)	—
Cash paid to repurchase and retire common stock	(406)	—
Cash paid for common stock dividends	(424)	(52)
Net cash used in financing activities	(444)	(52)
Net increase in cash, cash equivalents and restricted cash	62	56
Cash, cash equivalents and restricted cash, beginning of period	130	858
Cash, cash equivalents and restricted cash, end of period	$192	$914

Cash and cash equivalents	$130	$905
Restricted cash	62	9
Total cash, cash equivalents and restricted cash	$192	$914

	Successor		Predecessor
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions)
Cash flows from operating activities:
Net income	$4,936	$945	$5,383
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	1,753	919	72
Deferred income tax benefit	(1,332)	(49)	(57)
Derivative losses, net	2,680	1,127	382
Cash payments on derivative settlements, net	(3,561)	(1,142)	(17)
Share-based compensation	22	9	3
Gains on sales of assets	(300)	(12)	(5)
Impairments	—	1	—
Non-cash reorganization items, net	—	—	(6,680)
Exploration	14	2	2
Losses on purchases, exchanges or extinguishments of debt	5	—	—
Other	31	46	45
Changes in assets and liabilities	(123)	(37)	851
Net cash provided by (used in) operating activities	4,125	1,809	(21)
Cash flows from investing activities:
Capital expenditures	(1,823)	(669)	(66)
Business combination, net	(1,967)	(194)	—
Contributions to investments	(18)	—	—
Proceeds from divestitures of property and equipment	407	13	—
Net cash used in investing activities	(3,401)	(850)	(66)
Cash flows from financing activities:
Proceeds from New Credit Facility	1,600	—	—
Payments on New Credit Facility	(550)	—	—
Proceeds from Exit Credit Facility	9,583	30	—
Payments on Exit Credit Facility	(9,804)	(80)	(479)
Payments on DIP Facility borrowings	—	—	(1,179)
Proceeds from issuance of senior notes, net	—	—	1,000
Proceeds from issuance of common stock	—	—	600
Proceeds from warrant exercise	27	2	—
Debt issuance and other financing costs	(17)	(3)	(8)
Cash paid to repurchase and retire common stock	(1,073)	—	—
Cash paid for common stock dividends	(1,212)	(119)	—
Other	—	(1)	—
Net cash used in financing activities	(1,446)	(171)	(66)
Net increase (decrease) in cash, cash equivalents and restricted cash	(722)	788	(153)
Cash, cash equivalents and restricted cash, beginning of period	914	126	279
Cash, cash equivalents and restricted cash, end of period	$192	$914	$126

Cash and cash equivalents	$130	$905	$40
Restricted cash	62	9	86
Total cash, cash equivalents and restricted cash	$192	$914	$126

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended December 31, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,941	5.35	—	—	—	—	1,941	5.35
Haynesville	1,572	5.17	—	—	—	—	1,572	5.17
Eagle Ford	127	4.30	52	84.55	16	26.31	538	10.03
Total	3,640	5.24	52	84.55	16	26.31	4,051	5.90

Average NYMEX Price		6.26		82.64
Average Realized Price (including realized derivatives)		3.40		64.67		26.31		3.99

	Successor
	Three Months Ended December 31, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,315	4.94	—	—	—	—	1,315	4.94
Haynesville	1,249	5.20	—	—	—	—	1,249	5.20
Eagle Ford	125	4.59	54	77.67	18	36.16	552	9.72
Powder River Basin	48	5.48	8	76.41	3	47.91	117	8.95
Total	2,737	5.05	62	77.50	21	38.06	3,233	6.00

Average NYMEX Price		5.83		77.19
Average Realized Price (including realized derivatives)		2.92		50.93		38.06		3.70

	Successor
	Year Ended December 31, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,836	6.03	—	—	—	—	1,836	6.03
Haynesville	1,611	5.92	—	—	—	—	1,611	5.92
Eagle Ford	127	5.64	51	96.10	16	36.76	529	11.76
Powder River Basin	10	5.45	2	95.18	1	53.96	26	10.66
Total	3,584	5.96	53	96.07	17	37.48	4,002	6.77

Average NYMEX Price		6.64		94.23
Average Realized Price (including realized derivatives)		3.67		66.36		37.48		4.32

	Successor
	Period from February 10, 2021 through December 31, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,296	3.25	—	—	—	—	1,296	3.25
Haynesville	750	4.10	—	—	—	—	750	4.10
Eagle Ford	137	4.02	60	69.25	19	29.76	608	8.65
Powder River Basin	53	4.33	9	67.90	3	40.00	129	7.69
Total	2,236	3.61	69	69.07	22	31.37	2,783	4.87

Average NYMEX Price		3.97		69.35
Average Realized Price (including realized derivatives)		2.62		49.06		31.42		3.57

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,233	2.42	—	—	—	—	1,233	2.42
Haynesville	543	2.44	—	—	—	—	543	2.44
Eagle Ford	165	2.57	74	53.37	18	23.94	721	6.71
Powder River Basin	61	2.92	10	51.96	4	34.31	144	5.71
Total	2,002	2.45	84	53.21	22	25.92	2,641	3.77

Average NYMEX Price		2.47		52.10
Average Realized Price (including realized derivatives)		2.52		46.85		25.55		3.65

	Non-GAAP Combined
	Year Ended December 31, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,289	3.16	—	—	—	—	1,289	3.16
Haynesville	727	3.96	—	—	—	—	727	3.96
Eagle Ford	140	3.84	62	67.14	18	29.14	621	8.40
Powder River Basin	54	4.16	9	66.08	4	39.26	130	7.44
Total	2,210	3.49	71	67.01	22	30.77	2,767	4.75

Average NYMEX Price		3.84		67.92
Average Realized Price (including realized derivatives)		2.61		48.77		30.77		3.58

ADJUSTED GROSS MARGIN (unaudited)

	Successor
	Three Months Ended December 31, 2022		Three Months Ended December 31, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$956	5.35	$598	4.94
Production expenses	22	0.12	11	0.09
Gathering, processing and transportation expenses	99	0.55	83	0.69
Severance and ad valorem taxes	4	0.02	3	0.02
Adjusted gross margin (Non-GAAP)	$831	4.66	$501	4.14

Haynesville
Natural gas, oil and NGL sales	$748	5.17	$597	5.20
Production expenses	46	0.32	29	0.25
Gathering, processing and transportation expenses	73	0.51	54	0.47
Severance and ad valorem taxes	27	0.18	10	0.09
Adjusted gross margin (Non-GAAP)	$602	4.16	$504	4.39

Eagle Ford
Natural gas, oil and NGL sales	$497	10.03	$495	9.72
Production expenses	58	1.19	53	1.04
Gathering, processing and transportation expenses	85	1.73	79	1.55
Severance and ad valorem taxes	24	0.49	29	0.57
Adjusted gross margin (Non-GAAP)	$330	6.62	$334	6.56

Powder River Basin
Natural gas, oil and NGL sales	$—	—	$96	8.95
Production expenses	—	—	10	0.92
Gathering, processing and transportation expenses	—	—	23	2.13
Severance and ad valorem taxes	—	—	10	0.91
Adjusted gross margin (Non-GAAP)	$—	—	$53	4.99

	Successor				Predecessor		Non-GAAP Combined
	Year Ended December 31, 2022		Period from February 10, 2021 through December 31, 2021		Period from January 1, 2021 through February 9, 2021		Year Ended December 31, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$4,041	6.03	$1,370	3.25	$119	2.42	$1,489	3.16
Production expenses	76	0.11	34	0.08	4	0.08	38	0.08
Gathering, processing and transportation expenses	381	0.57	287	0.68	34	0.70	321	0.68
Severance and ad valorem taxes	17	0.03	9	0.02	1	0.01	10	0.02
Adjusted gross margin (Non-GAAP)	$3,567	5.32	$1,040	2.47	$80	1.63	$1,120	2.38

Haynesville
Natural gas, oil and NGL sales	$3,481	5.92	$998	4.10	$53	2.44	$1,051	3.96
Production expenses	155	0.26	59	0.24	4	0.19	63	0.24
Gathering, processing and transportation expenses	313	0.53	118	0.49	11	0.49	129	0.49
Severance and ad valorem taxes	75	0.13	22	0.09	2	0.09	24	0.09
Adjusted gross margin (Non-GAAP)	$2,938	5.00	$799	3.28	$36	1.67	$835	3.14

Eagle Ford
Natural gas, oil and NGL sales	$2,271	11.76	$1,712	8.65	$193	6.71	$1,905	8.40
Production expenses	234	1.22	173	0.88	21	0.71	194	0.85
Gathering, processing and transportation expenses	343	1.78	290	1.46	45	1.55	335	1.48
Severance and ad valorem taxes	139	0.71	96	0.48	13	0.45	109	0.48
Adjusted gross margin (Non-GAAP)	$1,555	8.05	$1,153	5.83	$114	4.00	$1,267	5.59

Powder River Basin
Natural gas, oil and NGL sales	$99	10.66	$321	7.69	$33	5.71	$354	7.44
Production expenses	10	0.94	31	0.74	3	0.56	34	0.72
Gathering, processing and transportation expenses	22	2.32	85	2.03	12	2.09	97	2.04
Severance and ad valorem taxes	11	1.09	31	0.75	2	0.48	33	0.70
Adjusted gross margin (Non-GAAP)	$56	6.31	$174	4.17	$16	2.58	$190	3.98

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$123	$65
Haynesville	216	121
Eagle Ford	64	30
Powder River Basin	—	20
Total drilling and completion capital expenditures	403	236
Non-drilling and completion - field	41	12
Non-drilling and completion - corporate	23	20
Total capital expenditures	$467	$268

	Successor		Predecessor	Non-GAAP Combined
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$461	$220	$26	$246
Haynesville	834	259	22	281
Eagle Ford	414	78	5	83
Powder River Basin	22	32	—	32
Total drilling and completion capital expenditures	1,731	589	53	642
Non-drilling and completion - field	115	39	6	45
Non-drilling and completion - corporate	90	56	3	59
Total capital expenditures	$1,936	$684	$62	$746

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss), Adjusted EBITDAX, Adjusted Gross Margin, Free Cash Flow, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share, gross margin or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO ADJUSTED NET INCOME (unaudited)

	Successor
	Three Months Ended December 31, 2022		Three Months Ended December 31, 2021
	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income available to common stockholders (GAAP)	$3,513	$26.16	$1,434	$12.90
Effect of dilutive securities	—	(2.16)	—	(1.77)
Diluted income available to common stockholders (GAAP)	$3,513	$24.00	$1,434	$11.13

Adjustments:
Unrealized gains on natural gas and oil derivatives	(1,702)	(11.63)	(1,163)	(9.03)
Separation and other termination costs	5	0.03	—	—
Gains on sales of assets	(2)	(0.02)	(3)	(0.02)
Other operating expense, net	25	0.17	89	0.69
Losses on purchases, exchanges or extinguishments of debt	5	0.04	—	—
Other	9	0.06	—	—
Deferred income tax benefit(a)	(1,351)	(9.22)	(49)	(0.38)
Tax effect of adjustments(b)	49	0.33	—	—
Adjusted net income available to common stockholders (Non-GAAP)	$551	$3.76	$308	$2.39
Deemed dividend on warrants	67	0.46	—	—
Adjusted net income (Non-GAAP)	$618	$4.22	$308	$2.39

	Successor				Predecessor
	Year Ended December 31, 2022		Period from February 10, 2021 through December 31, 2021		Period from January 1, 2021 through February 9, 2021
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income available to common stockholders (GAAP)	$4,869	$38.71	$945	$9.29	$5,383	$550.35
Effect of dilutive securities	—	(5.35)	—	(1.17)	—	(15.84)
Diluted income available to common stockholders (GAAP)	$4,869	$33.36	$945	$8.12	$5,383	$534.51

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	(895)	(6.13)	(41)	(0.35)	369	36.64
Separation and other termination costs	5	0.03	11	0.09	22	2.18
Gains on sales of assets	(300)	(2.06)	(12)	(0.10)	(5)	(0.50)
Other operating expense (income), net	78	0.53	93	0.79	(12)	(1.19)
Losses on purchases, exchanges or extinguishments of debt	5	0.04	—	—	—	—
Impairments	—	—	1	0.01	—	—
Reorganization items, net	—	—	—	—	(5,569)	(552.97)
Other interest expense	12	0.08	—	—	—	—
Other	(10)	(0.07)	(18)	(0.15)	—	—
Deferred income tax benefit(a)	(1,332)	(9.12)	(49)	(0.42)	—	—
Tax effect of adjustments(b)	14	0.10	(13)	(0.11)	(57)	(5.66)
Adjusted net income available to common stockholders (Non-GAAP)	$2,446	$16.76	$917	$7.88	$131	$13.01
Deemed dividend on warrants	67	0.46	—	—	—	—
Adjusted net income (Non-GAAP)	$2,513	$17.22	$917	$7.88	$131	$13.01

(a)
In the 2022 Successor Period and 2022 Successor Quarter, we recorded a net deferred tax asset of $1.3 billion as a result of a partial release of the valuation allowance for potential tax benefits that will more likely than not be realized.

(b)
The 2022 Successor Period and 2022 Successor Quarters include an incremental tax effect attributed to the reconciling adjustments using blended rates of 3.0% for the 2022 Successor Fourth Quarter, 5.7% for the 2022 Successor Third Quarter, 5.8% for the 2022 Successor Second Quarter and 6.0% for the 2022 Successor First Quarter. The 2021 Successor Period includes a tax effect attributed to the reconciling adjustments using an estimated rate of 2%. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAX (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
($ in millions)
Net income (GAAP)	$3,580	$1,434

Adjustments:
Interest expense	40	26
Income tax benefit	(1,390)	(39)
Depreciation, depletion and amortization	453	340
Exploration	9	3
Unrealized gains on natural gas and oil derivatives	(1,702)	(1,163)
Separation and other termination costs	5	—
Gains on sales of assets	(2)	(3)
Other operating expense, net	25	89
Losses on purchases, exchanges or extinguishments of debt	5	—
Other	9	—
Adjusted EBITDAX (Non-GAAP)	$1,032	$687

	Successor		Predecessor	Non-GAAP Combined
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021
($ in millions)
Net income (GAAP)	$4,936	$945	$5,383	$6,328

Adjustments:
Interest expense	160	73	11	84
Income tax benefit	(1,285)	(49)	(57)	(106)
Depreciation, depletion and amortization	1,753	919	72	991
Exploration	23	7	2	9
Unrealized (gains) losses on natural gas and oil derivatives	(895)	(41)	369	328
Separation and other termination costs	5	11	22	33
Gains on sales of assets	(300)	(12)	(5)	(17)
Other operating expense (income), net	78	93	(12)	81
Impairments	—	1	—	1
Losses on purchases, exchanges or extinguishments of debt	5	—	—	—
Reorganization items, net	—	—	(5,569)	(5,569)
Other	(10)	(18)	—	(18)
Adjusted EBITDAX (Non-GAAP)	$4,470	$1,929	$216	$2,145

RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021

Gross margin (GAAP)
Natural gas, oil and NGL sales	$2,201	$1,786
Less:
Production expenses	(126)	(103)
Gathering, processing and transportation expenses	(257)	(239)
Severance and ad valorem taxes	(55)	(52)
Depreciation, depletion and amortization	(453)	(340)
Gross margin (GAAP)	1,310	1,052
Add back: Depreciation, depletion and amortization	453	340
Adjusted gross margin (Non-GAAP)	$1,763	$1,392

	Successor		Predecessor	Non-GAAP Combined
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021

Gross margin (GAAP)
Natural gas, oil and NGL sales	$9,892	$4,401	$398	$4,799
Less:
Production expenses	(475)	(297)	(32)	(329)
Gathering, processing and transportation expenses	(1,059)	(780)	(102)	(882)
Severance and ad valorem taxes	(242)	(158)	(18)	(176)
Depreciation, depletion and amortization	(1,753)	(919)	(72)	(991)
Gross margin (GAAP)	6,363	2,247	174	2,421
Add back: Depreciation, depletion and amortization	1,753	919	72	991
Adjusted gross margin (Non-GAAP)	$8,116	$3,166	$246	$3,412

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
($ in millions)
Net cash provided by operating activities (GAAP)	$1,050	$563
Cash capital expenditures	(524)	(265)
Free cash flow (Non-GAAP)	526	298
Cash paid for acquisition costs	—	74
Cash contributions to investments	(18)	—
Free cash flow associated with assets under contract	(235)	—
Adjusted free cash flow (Non-GAAP)	$273	$372

	Successor		Predecessor	Non-GAAP Combined
	Year Ended December 31, 2022	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$4,125	$1,809	$(21)	$1,788
Cash capital expenditures	(1,823)	(669)	(66)	(735)
Free cash flow (Non-GAAP)	2,302	1,140	(87)	1,053
Cash paid for reorganization items, net	—	65	66	131
Cash paid for acquisition costs	23	74	—	74
Cash contributions to investments	(18)	—	—	—
Free cash flow associated with assets under contract	(235)	—	—	—
Adjusted free cash flow (Non-GAAP)	$2,072	$1,279	$(21)	$1,258

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

Successor
December 31, 2022
($ in millions)
Total debt (GAAP)	$3,093
Premiums and issuance costs on debt	(93)
Principal amount of debt	3,000
Cash and cash equivalents	(130)
Net debt (Non-GAAP)	$2,870